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                                                                    Exhibit 99.3


                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of March 7, 2005, by and among SUNSET BRANDS, INC., a Nevada corporation ("PURCHASER"), CONTINENTAL STOCK TRANSFER & TRUST COMPANY (the "ESCROW AGENT"), U.S. MILLS, INC., a Delaware corporation (the "COMPANY") and IBF Liquidating Fund, LLC, a Delaware limited liability company (the "SHAREHOLDER REPRESENTATIVE"), for itself and as representative of the shareholders of the Company entitled to receive Merger Consideration pursuant to the terms of the Merger Agreement (as defined below) (such shareholders being referred to herein as the "SELLING PARTIES").

                                    RECITALS

      A. Purchaser, USM Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Purchaser ("MERGER SUB"), the Company and the Shareholder Representative have entered into an Acquisition Agreement and Plan of Merger dated as of February 18, 2005 (the "MERGER AGREEMENT"), pursuant to which Purchaser is acquiring the Company by means of a merger transaction pursuant to which Merger Sub is merging with and into the Company and certain holders of the Company's capital stock are receiving the Merger Consideration (as defined in Section 1.6(b) of the Merger Agreement) from Purchaser.

      B. The Merger Agreement contemplates the establishment of an escrow arrangement to (i) provide for the deposit and release of the Deposit (as defined in Section 1.7 of the Merger Agreement) consisting of $500,000 in cash and 500,000 shares of common stock of the Purchaser, (ii) to secure rights to indemnification, compensation and reimbursement of the Purchaser and Merger Sub under Article VII of the Merger Agreement, and (iii) to provide for payment of any Working Capital Adjustment (as defined in the Merger Agreement), to the extent set forth in Section 1.9 of the Merger Agreement.

      C. On the date hereof, the Merger Agreement is being amended (i) to provide that the Deposit will be deposited into the escrow arrangement contemplated hereby on the date hereof and (ii) to provide that, on or prior to the Closing Date, an additional escrow agreement will be entered into by the parties hereto (or, in lieu of the Escrow Agent, by another escrow agent reasonably satisfactory to the other parties hereto) (the "INDEMNITY ESCROW AGREEMENT") to provide for the payment of any Working Capital Adjustment and to cover the matters contemplated by Article VII of the Merger Agreement.

      D. Pursuant to Section 1.17 of the Merger Agreement and Section 8 of this Agreement, the Shareholder Representative has been irrevocably appointed to serve as the Shareholder Representative for, among other things, administration of the provisions of Sections 1.9 and 1.10 of the Merger Agreement.

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                                    AGREEMENT

      The parties, intending to be legally bound, agree as follows:

1. DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Merger Agreement.

2.    ACCOUNTS.

      2.1. DEPOSIT ACCOUNT. On the date hereof, Purchaser is depositing with the Escrow Agent (the "DEPOSIT ACCOUNT") (i) five hundred thousand dollars and no cents ($500,000.00) in cash (the "DEPOSIT CASH"), and (ii) 500,000 shares of common stock of Purchaser (the "DEPOSIT SHARES" and collectively, with the Deposit Cash, the "DEPOSIT AMOUNT") pursuant to Section 1.7 of the Merger Agreement. The Deposit Shares shall be issued in the name of the Company but shall not be deemed to be issued to the Company unless and until released to the Company in accordance with the terms of this Agreement. The Escrow Agent agrees to accept delivery of the Deposit Amount and to hold the Deposit Amount subject to the terms and conditions of this Agreement and the Merger Agreement (but the Escrow Agent shall have no responsibility with respect to the Merger Agreement other than to perform its obligations as provided in this Agreement). Escrow Agent agrees to hold the Deposit Cash in a segregated escrow account that will not bear interest.

      2.2. VOTING OF THE DEPOSIT SHARES. Unless and until released to the Company in accordance with the terms of this Agreement, the Deposit Shares shall not be deemed to be issued and outstanding to the Company and, to the extent they are deemed issued and outstanding, shall be voted as directed by the Purchaser.

      2.3. DIVIDENDS, ETC; STOCK SPLITS.

            (a) Any shares of Series B Preferred or Sunset Common distributable or issuable (whether by way of dividend, stock split or otherwise) in respect of or in exchange for any Deposit Shares shall not be distributed or issued to the beneficial owners of such Deposit Shares, but rather shall be distributed or issued to and held by the Escrow Agent in the Deposit Account. Any securities received by the Escrow Agent in respect of any Deposit Shares held in escrow as a result of any stock split or combination of shares held in the Deposit Account, payment of a stock dividend or other stock distribution in or on shares held in the Deposit Account, or change of any Deposit Shares into any other securities pursuant to or as a part of a merger, consolidation, acquisition of property or stock, reorganization or liquidation involving Purchaser or otherwise, shall be held by the Escrow Agent as, and shall be included within the definitions of, Deposit Shares. Any cash dividends, dividends payable in securities of third parties or other distributions of any kind made in respect of the Deposit Shares will be delivered (net of any withholding or other taxes required to be paid or withheld by Escrow Agent) and held by the Escrow Agent in the Deposit Account. The parties hereto agree that Escrow Agent is not required to file any reports or provide any notices to taxing authorities relating to the Deposit Account or the transactions contemplated by this Agreement.

            (b) All numbers contained in, and all calculations required to be made pursuant to, this Agreement with respect to the Deposit Shares shall be adjusted as appropriate to

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equitably reflect the effect of any stock split, reverse stock split, stock dividend or similar transaction effected by Purchaser after the date hereof; provided, however, that the Escrow Agent shall have received notice of such stock split or other action and shall have received the appropriate number of additional shares of Series B Preferred, Sunset Common or other property, as applicable, pursuant to this Section 2.3(b). Unless and until the Escrow Agent receives the certificates representing additional shares of Series B Preferred, Sunset Common or other property, as applicable, pursuant to this Section 2.3(b), the Escrow Agent may assume without inquiry that no such stock or other property has been or is required to be issued with respect to Deposit Shares. Purchaser undertakes to provide the Escrow Agent prompt notice of any stock split or other event contemplated by this Section 2.4(b) and to take reasonable efforts to deliver to the Escrow Agent (whether by instruction to the transfer agent of Purchaser or otherwise) the certificates representing additional shares of Series B Preferred, Sunset Common or other property, as applicable, contemplated by this Section 2.3(b).

      2.4. TRANSFERABILITY. The interests of the Company in the Deposit Amount shall not be assignable or transferable, other than by operation of law. No assignment or transfer of any of such interests by operation of law shall be recognized or given effect until Purchaser and the Escrow Agent shall have received written notice of such assignment or transfer.

      2.5. TRUST FUND. The Deposit Amount held in the Deposit Account shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any Selling Party or of any party hereto. The Escrow Agent shall hold and safeguard the Deposit Account until the Deposit Amount is released in accordance with this Agreement.

      2.6. DISPOSITION OF DEPOSIT. The Escrow Agent may not exchange any Deposit Cash or Deposit Shares held by it for cash or any other security.

3.    RELEASE OF DEPOSIT AMOUNT.

      3.1 Upon receipt of a written notice from Purchaser and the Shareholder Representative to the effect that the Indemnity Escrow Agreement has been executed and delivered by the parties thereto, which shall occur on or before the Closing Date, (i) the Escrow Agent shall release the Deposit Shares to Purchaser for cancellation, and (ii) the Escrow Agent shall deposit the Deposit Cash into the escrow account established pursuant to the Indemnity Escrow Agreement, and this Agreement shall thereafter terminate. Purchaser and the Shareholder Representative shall provide the Escrow Agent with joint written notice of the exact Closing Date.

      3.2 In the event that the Merger Agreement is terminated prior to Closing of the Merger for any reason, one or both of Purchaser or the Shareholder Representative shall give written notice to the Escrow Agent of such termination and the basis of such termination under the Merger Agreement. Except as specifically provided to the contrary below or pursuant to written instructions of Purchaser and the Shareholder Representative specifying different release provisions, Escrow Agent shall deliver the entire Deposit Amount to Purchaser on the fifth (5th) Business Day following receipt of notice of termination of the Merger Agreement. Notwithstanding anything to the contrary set forth above, in the event that the Agreement is

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terminated on or after April 15, 2005, and Escrow Agent receives (i) joint instructions from Purchaser and the Shareholder Representative certifying that the termination of the Merger Agreement was made by the Company and/or by the Shareholder Representative in accordance with the provisions of Section 9.1 f. of the Merger Agreement and instructing the Escrow Agent to release the Deposit Amount, together with any income, gain, dividends or distributions earned or received on the Deposit Amount (or a portion thereof), to the Company, or (ii) a final, non-appealable award of any court or arbitrator having jurisdiction over the matter specifying that the termination of the Merger Agreement was made by the Company and/or by the Shareholder Representative in accordance with the provisions of Section 9.1 f. of the Merger Agreement and that the Deposit Amount, together with any income, gain, dividends or distributions earned or received on the Deposit Amount (or a portion thereof) shall be released to the Company, the Escrow Agent shall release the Deposit Amount, together with any income, gain, dividends or distributions earned or received on the Deposit Amount (or any portion thereof specified), to the Company.

4.    FEES AND EXPENSES.

      4.1. The Escrow Agent shall be entitled to receive from time to time fees in accordance with EXHIBIT A. In accordance with EXHIBIT A, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement. Any pre-Closing fees and expenses shall be paid out of the Deposit Cash, as directed by the Escrow Agent from time to time consistent with EXHIBIT A.

5.    LIMITATION OF ESCROW AGENT'S LIABILITY.

      5.1. The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document, and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it in good faith to be genuine and duly authorized, nor for any other action or inaction except for its own gross negligence or willful misconduct. In all questions arising under this Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based upon such advice the Escrow Agent shall not be liable to anyone. In no event shall the Escrow Agent be liable for incidental, punitive or consequential damages.

      5.2. Purchaser, the Company and the Selling Parties (collectively referred to as the "INDEMNITORS") jointly and severally agree to indemnify the Escrow Agent and its officers, directors, employees, agents and shareholders (collectively referred to as the "INDEMNITEES") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitees.

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      5.3. If the indemnification provided for in Section 5.2 is applicable, but for any reason is held to be unavailable, the Indemnitors shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate amount of any and all losses, liabilities, costs, damages and expenses, including reasonable counsel fees, actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

6. TERMINATION. This Agreement shall terminate on the Closing Date or, if earlier, upon the release by the Escrow Agent of the entire Deposit Amount.

7. SUCCESSOR ESCROW AGENT. In the event the Escrow Agent becomes unavailable or unwilling to continue as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the parties to this Agreement. Such resignation shall take effect not less than thirty (30) days after it is given to all parties hereto. In such event, the Shareholder Representative and Purchaser may appoint a successor escrow agent. If the Shareholder Representative and Purchaser fail to appoint a successor escrow agent within fifteen (15) days after receiving the Escrow Agent's written resignation, the Escrow Agent shall have the right to apply to a court of competent jurisdiction for the appointment of a successor escrow agent. The successor escrow agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment, and the successor escrow agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The Escrow Agent shall act in accordance with joint written instructions from the Shareholder Representative and Purchaser as to the transfer of the Deposit Account to a successor escrow agent.

8. SHAREHOLDER REPRESENTATIVE. As provided in the Merger Agreement, the Selling Parties shall be deemed to have approved the appointment of IBF Fund Liquidating, LLC as the Shareholder Representative, to give and receive notices and communications, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to claims of Purchaser hereunder, and to take all actions necessary or appropriate in the reasonable judgment of the Shareholder Representative for the accomplishment of the foregoing.

9.    MISCELLANEOUS.

9.1. ATTORNEYS' FEES. In any action at law or suit in equity to enforce or interpret this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

9.2. NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) when delivered by hand, or (b) two (2) business days after sent by registered mail, or (c) one (1) business day after sent by courier or express delivery service, or (d) upon electronic confirmation of receipt after sent by facsimile, to the address or facsimile

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telephone number set forth below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

           IF TO PURCHASER:         Sunset Brands, Inc.
                                    10990 Wilshire Boulevard
                                    Suite 1220
                                    Los Angeles, California 90024
                                    Attention:  Chief Executive Officer
                                    Fax: (310) 478-4601

              With a copy to:       Jeffer, Mangels, Butler & Marmaro LLP
                                    1900 Avenue of the Stars, 7th Floor
                                    Los Angeles, California 90067
                                    Attention:  Robert Steinberg, Esq.
                                    Fax: (310) 203-0567

           IF TO THE SHAREHOLDER
           REPRESENTATIVE:

                                    IBF Fund Liquidating, LLC
                                    c/o Kaye Scholer LLP
                                    425 Park Avenue
                                    New York, New York  10022
                                    Attention: Arthur J. Steinberg, Manager
                                    Fax: (212) 836-8564

              With a copy to:       Kaye Scholer LLP
                                    425 Park Avenue
                                    New York, NY  10022
                                    Attention: Emanuel S. Cherney, Esq.
                                    Fax: (212) 836-7152

           IF TO THE COMPANY:       U.S. Mills, Inc.
                                    200 Reservoir Street
                                    Needham, MA 02494-3146
                                    Attention: President
                                    Fax: (781) 444-3411

           IF TO ESCROW AGENT:      Continental Stock Transfer and Trust Company
                                    17 Battery Place
                                    New York, NY 10004
                                    Attention:  Compliance Department
                                    Telephone:  (212) 509-4000
                                    Telecopier: (212) 616-7616

The Escrow Agent may assume that any notice of any kind required to be delivered to the Escrow Agent and any other Person has

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been received by such other Person on the date it has been received by the
Escrow Agent, but the Escrow Agent need not inquire into or verify such receipt.

      9.3. HEADINGS. The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

      9.4. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

      9.5. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of New York that might otherwise govern under applicable principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any Action arising out of this Agreement, any related document or certificate or any transaction contemplated hereby or thereby. Each of the parties hereto agrees to commence any Action relating hereto either in the United States District Court for the Southern District of New York or if such Action may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 9.2 shall be effective service of process for any Action in New York with respect to any matters to which it has submitted to jurisdiction in this Section 9.5. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement, or any transaction contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

      9.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and each of their respective permitted successors, assigns, heirs and legatees, if any.

      9.7. WAIVER. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

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      9.8. AMENDMENT. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto; provided, however, that any amendment executed and delivered by the Shareholder Representative shall be deemed to have been approved by and duly executed and delivered by all of the Selling Parties.

      9.9. SEVERABILITY. In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

      9.10. PARTIES IN INTEREST. Except as expressly provided herein, none of the provisions of this Agreement, express or implied, is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns, if any.

      9.11. ENTIRE AGREEMENT. This Agreement, the Merger Agreement and the other agreements referred to herein and therein set forth the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

      9.12. WAIVER OF JURY TRIAL. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any action arising out of or related to this Agreement or the transactions contemplated hereby.

      9.13. COOPERATION. Each of the parties hereto agrees to cooperate fully with the other parties to this Agreement and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other parties hereto in order to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

      9.14. CONSTRUCTION.

            (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

            (c) As used in this Agreement, the words "INCLUDE" and "INCLUDING," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "WITHOUT LIMITATION."

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            (d) Except as otherwise indicated, all references in this Agreement to "SECTIONS" and "EXHIBITS" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                     "PURCHASER"

                                     SUNSET BRANDS, INC., a Nevada
                                     corporation

                                     By /s/ Todd Sanders
                                        ------------------------
                                        Name: Todd Sanders
                                        Title: President and CEO

                                     "COMPANY"

                                      U.S. MILLS, INC., a Delaware corporation

                                     By /s/ Charles Verde
                                        --------------------
                                        Name:  Charles Verde
                                        Title: President

                                     "SHAREHOLDER REPRESENTATIVE"

                                     IBF FUND LIQUIDATING, LLC

                                     By:  /s/ Arthur J. Steinberg
                                          -----------------------
                                     Name:  Arthur J. Steinberg
                                     Title: Manager

                                     "ESCROW AGENT"

                                     CONTINENTAL STOCK TRANSFER
                                     AND TRUST COMPANY

                                     By /s/ Frank A. DiPaolo
                                        -------------------------
                                           Name: Frank A. DiPaolo
                                           Title: CFO

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

                                    EXHIBIT A

                          Fee Schedule for Escrow Agent

      $2,500.00 per annum or any portion thereof payable in advance

Distribution charges:
$10.00 per check
$25.00 per wire
$50.00 per check returned (NSF) check
$50.00 lost check replacement fee

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